EXHIBIT 99.1
NEWS RELEASE

Contact:	Justin Coe	Joe Calabrese
	Chief Accounting Officer	Financial Relations Board
	(972) 490-9600	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
SECOND QUARTER 2026 RESULTS

DALLAS – August 5, 2026 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the second quarter ended June 30, 2026. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of June 30, 2026 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2026 with the second quarter ended June 30, 2025 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
SECOND QUARTER 2026 FINANCIAL HIGHLIGHTS
•Comparable Total RevPAR for all hotels increased 10.6% over the prior year quarter to $652.
•Comparable RevPAR for all hotels totaled $396, an increase of 12.3% over the prior year quarter and the highest second quarter RevPAR result in the Company's history. Comparable ADR increased 13.1% over the prior year quarter to $545 and Comparable Occupancy decreased 0.7% over the prior year quarter to 72.6%.
•Net loss attributable to common stockholders for the quarter was $0.7 million or ($0.01) per diluted share.
•Adjusted funds from operations (AFFO) was $0.13 per diluted share for the quarter.
•Adjusted EBITDAre was $37.8 million for the quarter.
•Comparable Hotel EBITDA was $48.4 million for the quarter, up 14.2% over the prior year quarter.
•The Company ended the quarter with cash and cash equivalents of $93.9 million and restricted cash of $52.6 million. The vast majority of the restricted cash is comprised of manager-held reserves. At the end of the quarter, there was also $13.9 million due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net debt to gross assets was 43.5% at the end of the second quarter.
•Capex invested during the quarter was $5.8 million.
•During the quarter, the Company redeemed approximately $16.3 million of its non-traded preferred stock in cash.

BHR Reports Second Quarter Results

August 5, 2026
RECENT OPERATING HIGHLIGHTS
•Following the recent conversion to Hilton’s LXR Hotels & Resorts collection, Cameo Beverly Hills delivered RevPAR growth of 38.4% over the prior year quarter.
•The Ritz-Carlton Reserve Dorado Beach delivered RevPAR of $1,658, an increase of approximately 28.4% over the prior year quarter, with Hotel EBITDA of approximately $7.0 million, an increase of 97.2% over the prior year quarter.
•On May 26, 2026, the Company closed on the previously announced sale of the 193-room Park Hyatt Beaver Creek Resort & Spa for $176 million ($912,000 per key). The sale price represents a 4.6% capitalization rate on net operating income for the trailing 12 months ended March 31, 2026.
•On June 29, 2026, the Company announced that it has extended its $43.4 million mortgage loan secured by the 170-room Ritz-Carlton Lake Tahoe. The loan had an initial maturity date of July 15, 2026 and now has a maturity date of October 15, 2026. The extended loan is priced at SOFR + 325 basis points. A further three-month maturity extension is also available at the Company's discretion on the same terms.
•Subsequent to quarter end, the Company announced on July 14, 2026 that it closed on the sale of the Ritz-Carlton Sarasota, the Hotel Yountville and the Bardessono Hotel and Spa for a total purchase price of $437.5 million in cash, subject to customary prorations and adjustments. In addition, on July 13, 2026, the Company entered into a definitive agreement to sell the Pier House Resort & Spa for $190.0 million ($1.3 million per key) and received a $6.0 million non-refundable earnest money deposit in connection with the sale. The transaction is expected to close mid-August 2026, subject to customary prorations and adjustments. The Company provides no assurances that the sale will be completed on these terms or at all.
CAPITAL STRUCTURE
As of June 30, 2026, the Company had total assets of $1.7 billion and $1.0 billion of loans. The Company’s total combined loans had a blended average interest rate of 6.82%. The Company had no fixed-rate debt outstanding, and none of its interest rate caps were in the money at quarter-end; accordingly, all of the Company’s debt was effectively floating rate.
DIVIDENDS
On July 24, 2026, the Company announced that its Board of Directors declared the following cash dividends:
•Series B (5.5% Cumulative Convertible Preferred Stock): $0.3438 per share, payable October 15, 2026 to stockholders of record as of September 30, 2026.
•Series D (8.25% Cumulative Preferred Stock): $0.5156 per share, payable October 15, 2026 to stockholders of record as of September 30, 2026.
•Series E Redeemable Preferred Stock: $0.15625 per share, payable on August 17, 2026 (to stockholders of record as of July 31, 2026), September 15, 2026 (to stockholders of record as of August 31, 2026) and October 15, 2026 (to stockholders of record as of September 30, 2026).

BHR Reports Second Quarter Results

August 5, 2026
•Series M Redeemable Preferred Stock: $0.17708 to $0.18125 per share depending on CUSIP, payable on August 17, 2026 (to stockholders of record as of July 31, 2026), September 15, 2026 (to stockholders of record as of August 31, 2026) and October 15, 2026 (to stockholders of record as of September 30, 2026).
The Board of Directors will review its dividend policy on a quarter-to-quarter basis. The adoption of a dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof.
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.
“I’m extremely pleased with our record-breaking second quarter performance, highlighted by comparable RevPAR growth of approximately 12.3%, comparable Hotel EBITDA growth of 14.2% and 93 basis points of margin expansion to 28.6%. This Hotel EBITDA growth is particularly notable given the challenging snow year at our Ritz-Carlton Lake Tahoe property. The remainder of our luxury portfolio delivered exceptional property-level performance during the quarter, led by comparable RevPAR growth of 38.4% at Cameo Beverly Hills, 28.4% at The Ritz-Carlton Reserve Dorado Beach, and 20.6% at The Ritz-Carlton, St. Thomas,” said Richard J. Stockton, Braemar’s President and Chief Executive Officer. “Our top-line growth this quarter was driven primarily by rate, as comparable ADR increased 13.1% while occupancy remained essentially flat, reflecting the pricing power of our luxury portfolio in supply-constrained U.S. and Caribbean markets.”
“Additionally, with the recent closings of four property sales and our announced agreement to sell Pier House Resort & Spa, we continue to make meaningful progress on our management spin-out and transition to a self-managed REIT. We look forward to providing additional updates in the near future.”
NON-GAAP MEASURES
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

BHR Reports Second Quarter Results

August 5, 2026
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
About Braemar Hotels & Resorts
Braemar Hotels & Resorts Inc. (NYSE: BHR) is a real estate investment trust (REIT) focused on the high-growth luxury hotel and resort sector. The Company targets high-performance luxury urban and resort properties, specializing in assets that generate revenue per available room (RevPAR) at least twice the U.S. national average. Its industry-leading portfolio features luxury properties across the United States and the U.S. territories in the Caribbean. Braemar leverages deep industry expertise and disciplined asset management to drive outsized performance.
Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "anticipate," "estimate," "approximately," "believe," "could," "project," "predict," or other similar words or expressions. Additionally, statements regarding the following subjects are forward-looking by their nature: our business and investment strategy; anticipated or expected purchases, sales or dispositions of assets; our projected operating results; completion of any pending transactions; our ability to restructure existing property-level indebtedness; our ability to secure additional financing to enable us to operate our business; our understanding of our competition; projected capital expenditures; and the impact of technology on our operations and business. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. These and other risk factors are more fully discussed in the Company's filings with the SEC.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We will not publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	June 30, 2026	December 31, 2025
ASSETS
Investments in hotel properties, gross	$1,402,848	$1,902,328
Accumulated depreciation	(304,522)	(344,061)
Investments in hotel properties, net	1,098,326	1,558,267
Cash and cash equivalents	93,865	124,354
Restricted cash	52,604	42,479
Accounts receivable, net of allowance of $136 and $113, respectively	27,671	32,843
Inventories	3,278	4,741
Note receivable	9,197	8,896
Prepaid expenses	4,342	6,987
Deposit paid to Ashford Inc.	17,000	17,000
Deferred costs, net	73	75
Investment in OpenKey	—	89
Derivative assets	373	56
Other assets	9,912	15,368
Operating lease right-of-use assets	330	30,743
Intangible assets, net	—	2,746
Due from third-party hotel managers	13,884	17,088
Assets held for sale	327,886	—
Total assets	$1,658,741	$1,861,732

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$745,918	$1,103,450
Accounts payable and accrued expenses	98,222	142,123
Redeemable preferred stock redemptions payable	54,760	30,864
Dividends and distributions payable	3,807	7,672
Due to Ashford Inc., net	680	5,148
Due to related parties, net	199	257
Due to third-party hotel managers	657	1,467
Operating lease liabilities	383	20,058
Other liabilities	7,500	25,572
Liabilities associated with assets held for sale	268,178	—
Total liabilities	1,180,304	1,336,611

5.50% Series B cumulative convertible preferred stock, $0.01 par value, 3,078,017 shares issued and outstanding at June 30, 2026 and December 31, 2025, respectively	65,426	65,426
Series E redeemable preferred stock, $0.01 par value, 8,637,450 and 10,818,280 shares issued and outstanding at June 30, 2026 and December 31, 2025, respectively	215,936	265,695
Series M redeemable preferred stock, $0.01 par value, 1,312,137 and 1,368,091 shares issued and outstanding at June 30, 2026 and December 31, 2025, respectively	32,820	34,217
Redeemable noncontrolling interests in operating partnership	15,197	19,005
Equity:
Preferred stock, $0.01 par value, 80,000,000 shares authorized:
8.25% Series D cumulative preferred stock, 1,600,000 shares issued and outstanding at June 30, 2026 and December 31, 2025	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 68,679,318 and 68,219,432 shares issued and outstanding at June 30, 2026 and December 31, 2025, respectively	687	682
Additional paid-in capital	707,922	706,488
Accumulated deficit	(561,597)	(568,503)
Total stockholders' equity of the Company	147,028	138,683
Noncontrolling interest in consolidated entities	2,030	2,095
Total equity	149,058	140,778
Total liabilities and equity	$1,658,741	$1,861,732

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026	2025	2026	2025
REVENUE
Rooms	$102,183	$109,824	$230,984	$245,916
Food and beverage	45,322	45,571	97,664	97,359
Other	23,521	23,682	51,361	51,622
Total hotel revenue	171,026	179,077	380,009	394,897
EXPENSES
Hotel operating expenses:
Rooms	24,218	27,285	49,096	55,504
Food and beverage	34,897	35,767	73,807	75,977
Other expenses	52,924	56,445	112,802	116,821
Management fees	5,138	5,541	11,332	12,451
Total hotel operating expenses	117,177	125,038	247,037	260,753
Property taxes, insurance and other	7,507	7,892	12,159	18,357
Depreciation and amortization	21,433	23,360	44,012	46,755
Advisory services fee:
Base advisory fee	3,789	3,477	7,557	7,053
Reimbursable expenses	3,491	3,577	7,127	6,578
Incentive fee	—	188	—	270
Stock/unit-based compensation	—	(51)	—	(99)
Corporate, general and administrative:
Stock/unit-based compensation	—	5	—	5
Other general and administrative	4,413	(2,303)	9,280	591
Total operating expenses	157,810	161,183	327,172	340,263
Gain (loss) on disposition of assets and hotel property	17,395	—	17,398	—
OPERATING INCOME (LOSS)	30,611	17,894	70,235	54,634
Equity in earnings (loss) of unconsolidated entity	—	—	(31)	—
Interest income	774	1,519	1,584	3,407
Other income (expense)	—	(1,250)	—	(1,250)
Interest expense	(18,072)	(22,674)	(36,858)	(45,369)
Amortization of loan costs	(2,441)	(2,687)	(4,850)	(4,819)
Write-off of loan costs and exit fees	(1,484)	(3)	(1,489)	(1,467)
Realized and unrealized gain (loss) on derivatives	35	15	283	(183)
INCOME (LOSS) BEFORE INCOME TAXES	9,423	(7,186)	28,874	4,953
Income tax (expense) benefit	(2,481)	345	(3,898)	(1,122)
NET INCOME (LOSS)	6,942	(6,841)	24,976	3,831
(Income) loss attributable to noncontrolling interest in consolidated entities	48	(115)	65	(51)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	48	1,489	(299)	1,751
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	7,038	(5,467)	24,742	5,531
Preferred dividends	(7,741)	(8,992)	(15,781)	(18,261)
Deemed dividends on redeemable preferred stock	(8)	(1,559)	(4,771)	(5,835)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(711)	$(16,018)	$4,190	$(18,565)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.01)	$(0.24)	$0.06	$(0.28)
Weighted average common shares outstanding – basic	68,679	67,279	68,556	67,013
Diluted:
Net income (loss) attributable to common stockholders	$(0.01)	$(0.24)	$0.06	$(0.28)
Weighted average common shares outstanding – diluted	68,679	67,279	68,556	67,013
Dividends declared per common share	$—	$0.05	$—	$0.10

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026	2025	2026	2025
Net income (loss)	$6,942	$(6,841)	$24,976	$3,831
Interest expense and amortization of loan costs	20,513	25,361	41,708	50,188
Depreciation and amortization	21,433	23,360	44,012	46,755
Income tax expense (benefit)	2,481	(345)	3,898	1,122
Equity in (earnings) loss of unconsolidated entity	—	—	31	—
EBITDA	51,369	41,535	114,625	101,896
(Gain) loss on disposition of assets and hotel property	(17,395)	—	(17,398)	—
EBITDAre	33,974	41,535	97,227	101,896
Amortization of favorable (unfavorable) contract assets (liabilities)	107	107	214	214
Transaction and conversion costs	1,144	471	3,819	1,166
Write-off of loan costs and exit fees	1,484	3	1,489	1,467
Realized and unrealized (gain) loss on derivatives	(35)	(15)	(283)	183
Stock/unit-based compensation	—	(47)	—	(95)
Legal, advisory and settlement costs	808	(4,626)	1,312	(4,482)
Advisory services incentive fee	—	188	—	270
Other (income) expense	—	1,250	—	1,250
Severance	311	—	548	—
Adjusted EBITDAre	$37,793	$38,866	$104,326	$101,869
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026	2025	2026	2025
Net income (loss)	$6,942	$(6,841)	$24,976	$3,831
(Income) loss attributable to noncontrolling interest in consolidated entities	48	(115)	65	(51)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	48	1,489	(299)	1,751
Preferred dividends	(7,741)	(8,992)	(15,781)	(18,261)
Deemed dividends on redeemable preferred stock	(8)	(1,559)	(4,771)	(5,835)
Net income (loss) attributable to common stockholders	(711)	(16,018)	4,190	(18,565)
Depreciation and amortization on real estate (1)	21,433	22,690	44,012	45,366
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(48)	(1,489)	299	(1,751)
Equity in (earnings) loss of unconsolidated entity	—	—	31	—
(Gain) loss on disposition of assets and hotel property	(17,395)	—	(17,398)	—
FFO available to common stockholders and OP unitholders	3,279	5,183	31,134	25,050
Deemed dividends on redeemable preferred stock	8	1,559	4,771	5,835
Transaction and conversion costs	1,144	471	3,819	1,166
Write-off of premiums, loan costs and exit fees	1,484	3	1,489	1,467
Unrealized (gain) loss on derivatives	(33)	165	(273)	551
Stock/unit-based compensation	—	(47)	—	(95)
Legal, advisory and settlement costs	808	(4,626)	1,312	(4,482)
Interest expense accretion on refundable membership club deposits	120	135	255	286
Amortization of loan costs (1)	2,441	2,651	4,850	4,748
Advisory services incentive fee	—	188	—	270
Other (income) expense	—	1,250	—	1,250
Severance	311	—	548	—
Adjusted FFO available to common stockholders and OP unitholders	$9,562	$6,932	$47,905	$36,046
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.13	$0.09	$0.65	$0.49
Weighted average diluted shares	73,271	73,571	73,272	73,573
(1) Net of adjustment for noncontrolling interest in consolidated entities in 2025.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
June 30, 2026
(dollars in thousands)
(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (8)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	TTM Hotel Net Income	TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (9)	Comparable TTM Hotel EBITDA Debt Yield
BAML	See footnote	August 2026	August 2029	SOFR (1) + 3.24%	$—	$407,000	(2)	$407,000	$24,069	5.9%	$72,589	17.8%
BAML	The Ritz-Carlton Lake Tahoe	October 2026	January 2027	SOFR (1) + 3.25%	—	43,413	(3)	43,413	(7,841)	(18.1)%	7,553	17.4%
Aareal Capital Corporation	Capital Hilton	December 2026	December 2028	SOFR (1) + 3.75%	—	110,600	(4)	110,600	(4,478)	(4.0)%	15,875	14.4%
JPMorgan Chase	See footnote	March 2027	March 2030	SOFR (1) + 2.83%	—	209,902	(5)	209,902	(2,205)	(1.1)%	49,241	23.5%
Aareal Capital Corporation	Four Seasons Resort Scottsdale	August 2028	August 2030	SOFR (1) + 3.00%	—	180,000	(6)	180,000	3,088	1.7%	28,316	15.7%
Unencumbered Hotel	Cameo Beverly Hills				—	—		—	(10,839)	N/A	(4,058)	N/A
Total					$—	$950,915		$950,915	$1,794	0.2%	$169,516	17.8%
Percentage					—%	100.0%		100.0%
Weighted average interest rate (7)					—%	6.82%		6.82%
All indebtedness is non-recourse.
The table does not include $5.4 million of indebtedness related to the consolidation of a joint venture.
(1)    SOFR rate was 3.65% at June 30, 2026.
(2)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota. On July 14, 2026, this mortgage loan was paid down $232.8 million in conjunction with the sales of Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.
(3)    This mortgage loan has one three-month extension option subject to satisfaction of certain conditions.
(4)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 2.00%.
(5)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.
(6)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 1.00%.
(7)    The weighted average interest rates are adjusted for in-the-money interest rate caps.
(8)    The final maturity date assumes all available extension options will be exercised.
(9)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
June 30, 2026
(dollars in thousands)
(unaudited)

Lender	Hotels	2026	2027	2028	2029	2030	Thereafter	Total
BAML	The Ritz-Carlton Lake Tahoe	$—	$43,413	$—	$—	$—	$—	$43,413
Aareal Capital Corporation	Capital Hilton	—	—	106,600	—	—	—	106,600
BAML	See footnote 1	—	—	—	407,000	—	—	407,000
JPMorgan Chase	See footnote 2	—	—	—	—	209,902	—	209,902
Aareal Capital Corporation	Four Seasons Resort Scottsdale	—	—	—	—	174,000	—	174,000
Due at maturity		$—	$43,413	$106,600	$407,000	$383,902	$—	$940,915
Amortization payments:
Aareal Capital Corporation	Capital Hilton	—	2,000	2,000	—	—	—	4,000
Aareal Capital Corporation	Four Seasons Resort Scottsdale	—	—	750	3,000	2,250	—	6,000
Total indebtedness		$—	$45,413	$109,350	$410,000	$386,152	$—	$950,915
The table does not include $5.4 million of indebtedness related to the consolidation of a joint venture.
(1)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota. On July 14, 2026, this mortgage loan was paid down $232.8 million in conjunction with the sales of Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.
(2)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
Rooms revenue (in thousands)	$103,543	$(752)	$102,791	$110,883	$(19,261)	$91,622	(6.62)%	12.19%
RevPAR	$382.86	$(70.84)	$395.60	$318.14	$(217.75)	$352.29	20.34%	12.29%
Occupancy	70.84%	(27.53)%	72.61%	71.85%	(68.15)%	73.10%	(1.41)%	(0.67)%
ADR	$540.47	$(257.34)	$544.85	$442.81	$(319.53)	$481.90	22.05%	13.06%

ALL HOTELS:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
Rooms revenue (in thousands)	$235,574	$(13,801)	$221,773	$250,139	$(47,409)	$202,730	(5.82)%	9.39%
RevPAR	$432.22	$(493.15)	$428.92	$360.83	$(269.48)	$391.90	19.78%	9.45%
Occupancy	67.65%	(57.77)%	68.18%	68.23%	(68.02)%	68.31%	(0.85)%	(0.19)%
ADR	$638.93	$(853.69)	$629.09	$528.83	$(396.19)	$573.75	20.82%	9.65%

NOTES:
(1)    The above comparable information assumes the 12 hotel properties owned and included in the Company's operations at June 30, 2026, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2026	2025	% Variance	2026	2025	% Variance
Total hotel revenue	$172,138	$179,943	(4.34)%	$383,764	$398,352	(3.66)%
Non-comparable adjustments	(2,728)	(26,568)		(24,503)	(66,573)
Comparable total hotel revenue	$169,410	$153,375	10.45%	$359,261	$331,779	8.28%

Hotel net income (loss)	$34,753	$16,054	116.48%	$78,986	$52,811	49.56%
Non-comparable adjustments	(14,670)	660		(20,266)	(7,407)
Comparable hotel net income (loss)	$20,083	$16,714	20.16%	$58,720	$45,404	29.33%
Hotel net income (loss) margin	20.19%	8.92%	11.27%	20.58%	13.26%	7.32%
Comparable hotel net income margin	11.85%	10.90%	0.95%	16.34%	13.69%	2.65%

Hotel EBITDA	$47,952	$47,793	0.33%	$123,415	$118,534	4.12%
Non-comparable adjustments	455	(5,399)		(8,485)	(19,645)
Comparable hotel EBITDA	$48,407	$42,394	14.18%	$114,930	$98,889	16.22%
Hotel EBITDA margin	27.86%	26.56%	1.30%	32.16%	29.76%	2.40%
Comparable hotel EBITDA margin	28.57%	27.64%	0.93%	31.99%	29.81%	2.18%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$—	$100	(100.00)%		$13	(100.00)%
Hotel net income (loss) attributable to the Company and OP unitholders	$34,753	$15,954	117.83%	$78,986	$52,798	49.60%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$20,083	$16,610	20.91%	$58,720	$45,363	29.44%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$—	$1,516	(100.00)%		$2,800	(100.00)%
Hotel EBITDA attributable to the Company and OP unitholders	$47,952	$46,277	3.62%	$123,415	$115,734	6.64%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$48,407	$40,875	18.43%	$114,930	$96,072	19.63%
NOTES:
(1)    The above comparable information assumes the 12 hotel properties owned and included in the Company's operations at June 30, 2026, were owned as of the beginning of each of the periods presented.
(2)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$13,161	$—	$13,161	$12,819	$—	$12,819	2.67%	2.67%
Total hotel revenue	$19,228	$—	$19,228	$18,445	$—	$18,445	4.25%	4.25%
Hotel net income (loss)	$1,633	$—	$1,633	$418	$—	$418	290.67%	290.67%
Hotel net income (loss) margin	8.49%		8.49%	2.27%		2.27%	6.22%	6.22%
Hotel EBITDA	$6,621	$—	$6,621	$6,076	$—	$6,076	8.97%	8.97%
Hotel EBITDA margin	34.43%		34.43%	32.94%		32.94%	1.49%	1.49%
Selected Operating Information:
RevPAR	$258.72	$—	$258.72	$251.99	$—	$251.99	2.67%	2.67%
Occupancy	84.48%	—%	84.48%	84.68%	—%	84.68%	(0.24)%	(0.24)%
ADR	$306.25	$—	$306.25	$297.60	$—	$297.60	2.91%	2.91%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$—	$—	$—	$—	$—	$—	—%	—%
Total hotel revenue	$—	$—	$—	$—	$—	$—	—%	—%
Hotel net income (loss)	$—	$—	$—	$(18)	$18	$—	100.00%	—%
Hotel net income (loss) margin	—%		—%	—%		—%	—%	—%
Hotel EBITDA	$—	$—	$—	$(12)	$12	$—	100.00%	—%
Hotel EBITDA margin	—%		—%	—%		—%	—%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$—	$—	$—	—%	—%
Occupancy	—%	—%	—%	—%	—%	—%	—%	—%
ADR	$—	$—	$—	$—	$—	$—	—%	—%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$9,414	$—	$9,414	$8,511	$—	$8,511	10.61%	10.61%
Total hotel revenue	$12,288	$—	$12,288	$11,620	$—	$11,620	5.75%	5.75%
Hotel net income (loss)	$2,556	$—	$2,556	$3,772	$—	$3,772	(32.24)%	(32.24)%
Hotel net income (loss) margin	20.80%		20.80%	32.46%		32.46%	(11.66)%	(11.66)%
Hotel EBITDA	$3,831	$—	$3,831	$4,913	$—	$4,913	(22.02)%	(22.02)%
Hotel EBITDA margin	31.18%		31.18%	42.28%		42.28%	(11.10)%	(11.10)%
Selected Operating Information:
RevPAR	$249.29	$—	$249.29	$225.38	$—	$225.38	10.61%	10.61%
Occupancy	80.83%	—%	80.83%	80.01%	—%	80.01%	1.02%	1.02%
ADR	$308.43	$—	$308.43	$281.70	$—	$281.70	9.49%	9.49%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$4,491	$—	$4,491	$4,280	$—	$4,280	4.93%	4.93%
Total hotel revenue	$6,094	$—	$6,094	$5,819	$—	$5,819	4.73%	4.73%
Hotel net income (loss)	$1,131	$—	$1,131	$886	$—	$886	27.65%	27.65%
Hotel net income (loss) margin	18.56%		18.56%	15.23%		15.23%	3.33%	3.33%
Hotel EBITDA	$2,026	$—	$2,026	$1,728	$—	$1,728	17.25%	17.25%
Hotel EBITDA margin	33.25%		33.25%	29.70%		29.70%	3.55%	3.55%
Selected Operating Information:
RevPAR	$759.31	$—	$759.31	$723.58	$—	$723.58	4.94%	4.94%
Occupancy	66.78%	—%	66.78%	71.83%	—%	71.83%	(7.03)%	(7.03)%
ADR	$1,137.04	$—	$1,137.04	$1,007.29	$—	$1,007.29	12.88%	12.88%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$6,247	$—	$6,247	$5,618	$—	$5,618	11.20%	11.20%
Total hotel revenue	$8,459	$—	$8,459	$7,491	$—	$7,491	12.92%	12.92%
Hotel net income (loss)	$3,912	$—	$3,912	$2,921	$—	$2,921	33.93%	33.93%
Hotel net income (loss) margin	46.25%		46.25%	38.99%		38.99%	7.26%	7.26%
Hotel EBITDA	$4,279	$—	$4,279	$3,371	$—	$3,371	26.94%	26.94%
Hotel EBITDA margin	50.59%		50.59%	45.00%		45.00%	5.59%	5.59%
Selected Operating Information:
RevPAR	$483.47	$—	$483.47	$434.78	$—	$434.78	11.20%	11.20%
Occupancy	79.82%	—%	79.82%	71.46%	—%	71.46%	11.70%	11.70%
ADR	$605.72	$—	$605.72	$608.43	$—	$608.43	(0.45)%	(0.45)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$3,447	$—	$3,447	$2,925	$—	$2,925	17.85%	17.85%
Total hotel revenue	$4,498	$—	$4,498	$4,061	$—	$4,061	10.76%	10.76%
Hotel net income (loss)	$1,012	$—	$1,012	$733	$—	$733	38.06%	38.06%
Hotel net income (loss) margin	22.50%		22.50%	18.05%		18.05%	4.45%	4.45%
Hotel EBITDA	$1,764	$—	$1,764	$1,329	$—	$1,329	32.73%	32.73%
Hotel EBITDA margin	39.22%		39.22%	32.73%		32.73%	6.49%	6.49%
Selected Operating Information:
RevPAR	$473.50	$—	$473.50	$401.78	$—	$401.78	17.85%	17.85%
Occupancy	64.24%	—%	64.24%	62.36%	—%	62.36%	3.01%	3.01%
ADR	$737.03	$—	$737.03	$644.27	$—	$644.27	14.40%	14.40%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$752	$(752)	$—	$1,471	$(1,471)	$—	(48.88)%	—%
Total hotel revenue	$2,728	$(2,728)	$—	$4,516	$(4,516)	$—	(39.59)%	—%
Hotel net income (loss)	$14,657	$(14,657)	$—	$(4,702)	$4,702	$—	411.72%	—%
Hotel net income (loss) margin	537.28%		—%	(104.12)%		—%	641.40%	—%
Hotel EBITDA	$(486)	$486	$—	$(1,831)	$1,831	$—	73.46%	—%
Hotel EBITDA margin	(17.82)%		—%	(40.54)%		—%	22.72%	—%
Selected Operating Information:
RevPAR	$70.84	$70.84	$70.84	$83.72	$83.72	$83.72	(15.38)%	(15.38)%
Occupancy	27.53%	27.53%	27.53%	27.17%	27.17%	27.17%	1.32%	1.32%
ADR	$257.34	$257.34	$257.34	$308.20	$308.20	$308.20	(16.50)%	(16.50)%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$9,641	$—	$9,641	$8,565	$—	$8,565	12.56%	12.56%
Total hotel revenue	$12,676	$—	$12,676	$10,956	$—	$10,956	15.70%	15.70%
Hotel net income (loss)	$3,910	$—	$3,910	$2,803	$—	$2,803	39.49%	39.49%
Hotel net income (loss) margin	30.85%		30.85%	25.58%		25.58%	5.27%	5.27%
Hotel EBITDA	$5,213	$—	$5,213	$4,139	$—	$4,139	25.95%	25.95%
Hotel EBITDA margin	41.12%		41.12%	37.78%		37.78%	3.34%	3.34%
Selected Operating Information:
RevPAR	$212.32	$—	$212.32	$188.61	$—	$188.61	12.57%	12.57%
Occupancy	73.89%	—%	73.89%	75.95%	—%	75.95%	(2.71)%	(2.71)%
ADR	$287.34	$—	$287.34	$248.35	$—	$248.35	15.70%	15.70%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$—	$—	$—	$8,911	$(8,911)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$10,713	$(10,713)	$—	(100.00)%	—%
Hotel net income (loss)	$(18)	$18	$—	$1,022	$(1,022)	$—	(101.76)%	—%
Hotel net income (loss) margin	—%		—%	9.54%		—%	(9.54)%	—%
Hotel EBITDA	$—	$—	$—	$2,501	$(2,501)	$—	(100.00)%	—%
Hotel EBITDA margin	—%		—%	23.35%		—%	(23.35)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$238.83	$238.83	$—	(100.00)%	—%
Occupancy	—%	—%	—%	74.47%	74.47%	—%	(100.00)%	—%
ADR	$—	$—	$—	$320.71	$320.71	$—	(100.00)%	—%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$11,283	$—	$11,283	$9,555	$—	$9,555	18.08%	18.08%
Total hotel revenue	$28,134	$—	$28,134	$24,533	$—	$24,533	14.68%	14.68%
Hotel net income (loss)	$6,677	$—	$6,677	$4,621	$—	$4,621	44.49%	44.49%
Hotel net income (loss) margin	23.73%		23.73%	18.84%		18.84%	4.89%	4.89%
Hotel EBITDA	$8,357	$—	$8,357	$6,761	$—	$6,761	23.61%	23.61%
Hotel EBITDA margin	29.70%		29.70%	27.56%		27.56%	2.14%	2.14%
Selected Operating Information:
RevPAR	$449.23	$—	$449.23	$380.44	$—	$380.44	18.08%	18.08%
Occupancy	78.39%	—%	78.39%	71.31%	—%	71.31%	9.93%	9.93%
ADR	$573.05	$—	$573.05	$533.50	$—	$533.50	7.41%	7.41%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$3,886	$—	$3,886	$4,353	$—	$4,353	(10.73)%	(10.73)%
Total hotel revenue	$8,127	$—	$8,127	$10,655	$—	$10,655	(23.73)%	(23.73)%
Hotel net income (loss)	$(4,772)	$—	$(4,772)	$(3,021)	$—	$(3,021)	(57.96)%	(57.96)%
Hotel net income (loss) margin	(58.72)%		(58.72)%	(28.35)%		(28.35)%	(30.37)%	(30.37)%
Hotel EBITDA	$(1,118)	$—	$(1,118)	$664	$—	$664	(268.37)%	(268.37)%
Hotel EBITDA margin	(13.76)%		(13.76)%	6.23%		6.23%	(19.99)%	(19.99)%
Selected Operating Information:
RevPAR	$233.36	$—	$233.36	$261.42	$—	$261.42	(10.73)%	(10.73)%
Occupancy	35.78%	—%	35.78%	49.66%	—%	49.66%	(27.95)%	(27.95)%
ADR	$652.16	$—	$652.16	$526.40	$—	$526.40	23.89%	23.89%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$—	$—	$—	$8,879	$(8,879)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$11,339	$(11,339)	$—	(100.00)%	—%
Hotel net income (loss)	$31	$(31)	$—	$3,038	$(3,038)	$—	(98.98)%	—%
Hotel net income (loss) margin	—%		—%	26.79%		—%	(26.79)%	—%
Hotel EBITDA	$31	$(31)	$—	$4,741	$(4,741)	$—	(99.35)%	—%
Hotel EBITDA margin	—%		—%	41.81%		—%	(41.81)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$264.42	$264.42	$—	(100.00)%	—%
Occupancy	—%	—%	—%	82.56%	82.56%	—%	(100.00)%	—%
ADR	$—	$—	$—	$320.29	$320.29	$—	(100.00)%	—%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$12,260	$—	$12,260	$10,168	$—	$10,168	20.57%	20.57%
Total hotel revenue	$20,990	$—	$20,990	$17,487	$—	$17,487	20.03%	20.03%
Hotel net income (loss)	$2,178	$—	$2,178	$3,115	$—	$3,115	(30.08)%	(30.08)%
Hotel net income (loss) margin	10.38%		10.38%	17.81%		17.81%	(7.43)%	(7.43)%
Hotel EBITDA	$4,878	$—	$4,878	$4,149	$—	$4,149	17.57%	17.57%
Hotel EBITDA margin	23.24%		23.24%	23.73%		23.73%	(0.49)%	(0.49)%
Selected Operating Information:
RevPAR	$748.48	$—	$748.48	$620.74	$—	$620.74	20.58%	20.58%
Occupancy	68.26%	—%	68.26%	63.57%	—%	63.57%	7.38%	7.38%
ADR	$1,096.51	$—	$1,096.51	$976.44	$—	$976.44	12.30%	12.30%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$3,553	$—	$3,553	$2,616	$—	$2,616	35.82%	35.82%
Total hotel revenue	$4,230	$—	$4,230	$3,293	$—	$3,293	28.45%	28.45%
Hotel net income (loss)	$(1,899)	$—	$(1,899)	$(1,161)	$—	$(1,161)	(63.57)%	(63.57)%
Hotel net income (loss) margin	(44.89)%		(44.89)%	(35.26)%		(35.26)%	(9.63)%	(9.63)%
Hotel EBITDA	$173	$—	$173	$(223)	$—	$(223)	177.58%	177.58%
Hotel EBITDA margin	4.09%		4.09%	(6.77)%		(6.77)%	10.86%	10.86%
Selected Operating Information:
RevPAR	$278.23	$—	$278.23	$201.08	$—	$201.08	38.37%	38.37%
Occupancy	72.07%	—%	72.07%	75.72%	—%	75.72%	(4.82)%	(4.82)%
ADR	$386.08	$—	$386.08	$265.57	$—	$265.57	45.38%	45.38%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$15,994	$—	$15,994	$12,454	$—	$12,454	28.42%	28.42%
Total hotel revenue	$26,119	$—	$26,119	$19,735	$—	$19,735	32.35%	32.35%
Hotel net income (loss)	$4,482	$—	$4,482	$1,460	$—	$1,460	206.99%	206.99%
Hotel net income (loss) margin	17.16%		17.16%	7.40%		7.40%	9.76%	9.76%
Hotel EBITDA	$6,989	$—	$6,989	$3,544	$—	$3,544	97.21%	97.21%
Hotel EBITDA margin	26.76%		26.76%	17.96%		17.96%	8.80%	8.80%
Selected Operating Information:
RevPAR	$1,657.98	$—	$1,657.98	$1,291.06	$—	$1,291.06	28.42%	28.42%
Occupancy	70.53%	—%	70.53%	61.50%	—%	61.50%	14.68%	14.68%
ADR	$2,350.86	$—	$2,350.86	$2,099.39	$—	$2,099.39	11.98%	11.98%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$9,414	$—	$9,414	$9,758	$—	$9,758	(3.53)%	(3.53)%
Total hotel revenue	$18,567	$—	$18,567	$19,280	$—	$19,280	(3.70)%	(3.70)%
Hotel net income (loss)	$(737)	$—	$(737)	$167	$—	$167	(541.32)%	(541.32)%
Hotel net income (loss) margin	(3.97)%		(3.97)%	0.87%		0.87%	(4.84)%	(4.84)%
Hotel EBITDA	$5,394	$—	$5,394	$5,943	$—	$5,943	(9.24)%	(9.24)%
Hotel EBITDA margin	29.05%		29.05%	30.82%		30.82%	(1.77)%	(1.77)%
Selected Operating Information:
RevPAR	$492.62	$—	$492.62	$510.64	$—	$510.64	(3.53)%	(3.53)%
Occupancy	51.44%	—%	51.44%	62.56%	—%	62.56%	(17.77)%	(17.77)%
ADR	$957.58	$—	$957.58	$816.25	$—	$816.25	17.31%	17.31%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$67,774	$(752)	$67,022	$60,582	$(1,471)	$59,111	11.87%	13.38%
Total hotel revenue	$123,716	$(2,728)	$120,988	$113,577	$(4,516)	$109,061	8.93%	10.94%
Hotel net income (loss)	$28,540	$(14,657)	$13,883	$6,162	$4,720	$10,882	363.16%	27.58%
Hotel net income (loss) margin	23.07%		11.47%	5.43%		9.98%	17.64%	1.49%
Hotel EBITDA	$32,083	$486	$32,569	$25,646	$1,843	$27,489	25.10%	18.48%
Hotel EBITDA margin	25.93%		26.92%	22.58%		25.21%	3.35%	1.71%
Selected Operating Information:
RevPAR	$548.17	$70.84	$593.00	$463.92	$83.72	$523.01	18.16%	13.38%
Occupancy	60.93%	(27.53)%	64.06%	59.18%	—%	64.15%	2.96%	(0.14)%
ADR	$899.74	$(257.34)	$925.66	$783.98	$—	$815.29	14.77%	13.54%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$35,769	$—	$35,769	$50,301	$(17,790)	$32,511	(28.89)%	10.02%
Total hotel revenue	$48,422	$—	$48,422	$66,366	$(22,052)	$44,314	(27.04)%	9.27%
Hotel net income (loss)	$6,213	$(13)	$6,200	$9,892	$(4,060)	$5,832	(37.19)%	6.31%
Hotel net income (loss) margin	12.83%		12.80%	14.91%		13.16%	(2.08)%	(0.36)%
Hotel EBITDA	$15,869	$(31)	$15,838	$22,147	$(7,242)	$14,905	(28.35)%	6.26%
Hotel EBITDA margin	32.77%		32.71%	33.37%		33.63%	(0.60)%	(0.92)%
Selected Operating Information:
RevPAR	$243.64	$—	$243.64	$230.80	$250.95	$221.08	5.56%	10.20%
Occupancy	79.19%	—%	79.19%	79.44%	78.30%	79.99%	(0.31)%	(1.00)%
ADR	$307.68	$—	$307.68	$290.54	$320.50	$276.40	5.90%	11.32%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$103,543	$(752)	$102,791	$110,883	$(19,261)	$91,622	(6.62)%	12.19%
Total hotel revenue	$172,138	$(2,728)	$169,410	$179,943	$(26,568)	$153,375	(4.34)%	10.45%
Hotel net income (loss)	$34,753	$(14,670)	$20,083	$16,054	$660	$16,714	116.48%	20.16%
Hotel net income (loss) margin	20.19%		11.85%	8.92%		10.90%	11.27%	0.95%
Hotel EBITDA	$47,952	$455	$48,407	$47,793	$(5,399)	$42,394	0.33%	14.18%
Hotel EBITDA margin	27.86%		28.57%	26.56%		27.64%	1.30%	0.93%
Selected Operating Information:
RevPAR	$382.86	$(70.84)	$395.60	$318.14	$(217.75)	$352.29	20.34%	12.29%
Occupancy	70.84%	(27.53)%	72.61%	71.85%	(68.15)%	73.10%	(1.41)%	(0.67)%
ADR	$540.47	$(257.34)	$544.85	$442.81	$(319.53)	$481.90	22.05%	13.06%
NOTES:
(1)    The above comparable information assumes the 12 hotel properties owned and included in the Company's operations at June 30, 2026, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Resort properties include: Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(4)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, Cameo Beverly Hills
(5)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$22,523	$—	$22,523	$23,623	$—	$23,623	(4.66)%	(4.66)%
Total hotel revenue	$35,102	$—	$35,102	$35,752	$—	$35,752	(1.82)%	(1.82)%
Hotel net income (loss)	$408	$—	$408	$164	$—	$164	148.78%	148.78%
Hotel net income (loss) margin	1.16%		1.16%	0.46%		0.46%	0.70%	0.70%
Hotel EBITDA	$10,280	$—	$10,280	$11,267	$—	$11,267	(8.76)%	(8.76)%
Hotel EBITDA margin	29.29%		29.29%	31.51%		31.51%	(2.22)%	(2.22)%
Selected Operating Information:
RevPAR	$222.61	$—	$222.61	$233.48	$—	$233.48	(4.66)%	(4.66)%
Occupancy	77.16%	—%	77.16%	77.74%	—%	77.74%	(0.75)%	(0.75)%
ADR	$288.48	$—	$288.48	$300.32	$—	$300.32	(3.94)%	(3.94)%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$—	$—	$—	$—	$—	$—	—%	—%
Total hotel revenue	$—	$—	$—	$—	$—	$—	—%	—%
Hotel net income (loss)	$—	$—	$—	$(114)	$114	$—	100.00%	—%
Hotel net income (loss) margin	—%		—%	—%		—%	—%	—%
Hotel EBITDA	$—	$—	$—	$(70)	$70	$—	100.00%	—%
Hotel EBITDA margin	—%		—%	—%		—%	—%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$—	$—	$—	—%	—%
Occupancy	—%	—%	—%	—%	—%	—%	—%	—%
ADR	$—	$—	$—	$—	$—	$—	—%	—%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$12,639	$—	$12,639	$11,646	$—	$11,646	8.53%	8.53%
Total hotel revenue	$16,741	$—	$16,741	$15,938	$—	$15,938	5.04%	5.04%
Hotel net income (loss)	$2,831	$—	$2,831	$214	$—	$214	1,222.90%	1,222.90%
Hotel net income (loss) margin	16.91%		16.91%	1.34%		1.34%	15.57%	15.57%
Hotel EBITDA	$5,207	$—	$5,207	$2,508	$—	$2,508	107.62%	107.62%
Hotel EBITDA margin	31.10%		31.10%	15.74%		15.74%	15.36%	15.36%
Selected Operating Information:
RevPAR	$168.26	$—	$168.26	$155.05	$—	$155.05	8.52%	8.52%
Occupancy	64.21%	—%	64.21%	64.09%	—%	64.09%	0.19%	0.19%
ADR	$262.05	$—	$262.05	$241.91	$—	$241.91	8.33%	8.33%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$7,237	$—	$7,237	$6,568	$—	$6,568	10.19%	10.19%
Total hotel revenue	$10,086	$—	$10,086	$9,211	$—	$9,211	9.50%	9.50%
Hotel net income (loss)	$562	$—	$562	$(269)	$—	$(269)	308.92%	308.92%
Hotel net income (loss) margin	5.57%		5.57%	(2.92)%		(2.92)%	8.49%	8.49%
Hotel EBITDA	$2,361	$—	$2,361	$1,509	$—	$1,509	56.46%	56.46%
Hotel EBITDA margin	23.41%		23.41%	16.38%		16.38%	7.03%	7.03%
Selected Operating Information:
RevPAR	$615.09	$—	$615.09	$558.25	$—	$558.25	10.18%	10.18%
Occupancy	58.12%	—%	58.12%	60.34%	—%	60.34%	(3.68)%	(3.68)%
ADR	$1,058.28	$—	$1,058.28	$925.17	$—	$925.17	14.39%	14.39%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$14,905	$—	$14,905	$13,472	$—	$13,472	10.64%	10.64%
Total hotel revenue	$19,374	$—	$19,374	$17,417	$—	$17,417	11.24%	11.24%
Hotel net income (loss)	$9,963	$—	$9,963	$8,043	$—	$8,043	23.87%	23.87%
Hotel net income (loss) margin	51.42%		51.42%	46.18%		46.18%	5.24%	5.24%
Hotel EBITDA	$10,712	$—	$10,712	$8,957	$—	$8,957	19.59%	19.59%
Hotel EBITDA margin	55.29%		55.29%	51.43%		51.43%	3.86%	3.86%
Selected Operating Information:
RevPAR	$579.92	$—	$579.92	$524.16	$—	$524.16	10.64%	10.64%
Occupancy	83.81%	—%	83.81%	75.59%	—%	75.59%	10.87%	10.87%
ADR	$691.95	$—	$691.95	$693.39	$—	$693.39	(0.21)%	(0.21)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$4,865	$—	$4,865	$4,396	$—	$4,396	10.67%	10.67%
Total hotel revenue	$6,491	$—	$6,491	$6,036	$—	$6,036	7.54%	7.54%
Hotel net income (loss)	$(94)	$—	$(94)	$(279)	$—	$(279)	66.31%	66.31%
Hotel net income (loss) margin	(1.45)%		(1.45)%	(4.62)%		(4.62)%	3.17%	3.17%
Hotel EBITDA	$1,441	$—	$1,441	$886	$—	$886	62.64%	62.64%
Hotel EBITDA margin	22.20%		22.20%	14.68%		14.68%	7.52%	7.52%
Selected Operating Information:
RevPAR	$335.98	$—	$335.98	$303.59	$—	$303.59	10.67%	10.67%
Occupancy	50.02%	—%	50.02%	48.93%	—%	48.93%	2.23%	2.23%
ADR	$671.68	$—	$671.68	$620.46	$—	$620.46	8.26%	8.26%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$13,801	$(13,801)	$—	$15,294	$(15,294)	$—	(9.76)%	—%
Total hotel revenue	$24,503	$(24,503)	$—	$26,918	$(26,918)	$—	(8.97)%	—%
Hotel net income (loss)	$20,250	$(20,250)	$—	$2,385	$(2,385)	$—	749.06%	—%
Hotel net income (loss) margin	82.64%		—%	8.86%		—%	73.78%	—%
Hotel EBITDA	$8,454	$(8,454)	$—	$8,076	$(8,076)	$—	4.68%	—%
Hotel EBITDA margin	34.50%		—%	30.00%		—%	4.50%	—%
Selected Operating Information:
RevPAR	$493.15	$493.15	$493.15	$437.81	$437.81	$437.81	12.64%	12.64%
Occupancy	57.77%	57.77%	57.77%	53.48%	53.48%	53.48%	8.02%	8.02%
ADR	$853.69	$853.69	$853.69	$818.61	$818.61	$818.61	4.29%	4.29%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$15,398	$—	$15,398	$14,035	$—	$14,035	9.71%	9.71%
Total hotel revenue	$20,641	$—	$20,641	$18,638	$—	$18,638	10.75%	10.75%
Hotel net income (loss)	$4,124	$—	$4,124	$3,213	$—	$3,213	28.35%	28.35%
Hotel net income (loss) margin	19.98%		19.98%	17.24%		17.24%	2.74%	2.74%
Hotel EBITDA	$6,806	$—	$6,806	$5,845	$—	$5,845	16.44%	16.44%
Hotel EBITDA margin	32.97%		32.97%	31.36%		31.36%	1.61%	1.61%
Selected Operating Information:
RevPAR	$170.48	$—	$170.48	$155.39	$—	$155.39	9.71%	9.71%
Occupancy	66.59%	—%	66.59%	66.91%	—%	66.91%	(0.48)%	(0.48)%
ADR	$256.03	$—	$256.03	$232.25	$—	$232.25	10.24%	10.24%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$—	$—	$—	$18,655	$(18,655)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$22,020	$(22,020)	$—	(100.00)%	—%
Hotel net income (loss)	$(15)	$15	$—	$2,462	$(2,462)	$—	(100.61)%	—%
Hotel net income (loss) margin	—%		—%	11.18%		—%	—%	—%
Hotel EBITDA	$—	$—	$—	$5,525	$(5,525)	$—	(100.00)%	—%
Hotel EBITDA margin	—%		—%	25.09%		—%	—%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$251.39	$251.39	$251.39	—%	(100.00)%
Occupancy	—%	—%	—%	71.17%	71.17%	71.17%	—%	(100.00)%
ADR	$—	$—	$—	$353.24	$353.24	$353.24	—%	(100.00)%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$25,340	$—	$25,340	$22,112	$—	$22,112	14.60%	14.60%
Total hotel revenue	$60,940	$—	$60,940	$54,417	$—	$54,417	11.99%	11.99%
Hotel net income (loss)	$16,468	$—	$16,468	$13,323	$—	$13,323	23.61%	23.61%
Hotel net income (loss) margin	27.02%		27.02%	24.48%		24.48%	2.54%	2.54%
Hotel EBITDA	$20,366	$—	$20,366	$17,314	$—	$17,314	17.63%	17.63%
Hotel EBITDA margin	33.42%		33.42%	31.82%		31.82%	1.60%	1.60%
Selected Operating Information:
RevPAR	$507.25	$—	$507.25	$442.63	$—	$442.63	14.60%	14.60%
Occupancy	79.03%	—%	79.03%	74.28%	—%	74.28%	6.39%	6.39%
ADR	$641.87	$—	$641.87	$595.91	$—	$595.91	7.71%	7.71%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$16,185	$—	$16,185	$16,592	$—	$16,592	(2.45)%	(2.45)%
Total hotel revenue	$27,650	$—	$27,650	$30,071	$—	$30,071	(8.05)%	(8.05)%
Hotel net income (loss)	$(2,753)	$—	$(2,753)	$(1,763)	$—	$(1,763)	(56.15)%	(56.15)%
Hotel net income (loss) margin	(9.96)%		(9.96)%	(5.86)%		(5.86)%	(4.10)%	(4.10)%
Hotel EBITDA	$4,661	$—	$4,661	$5,656	$—	$5,656	(17.59)%	(17.59)%
Hotel EBITDA margin	16.86%		16.86%	18.81%		18.81%	(1.95)%	(1.95)%
Selected Operating Information:
RevPAR	$488.64	$—	$488.64	$500.94	$—	$500.94	(2.46)%	(2.46)%
Occupancy	45.97%	—%	45.97%	52.70%	—%	52.70%	(12.77)%	(12.77)%
ADR	$1,063.06	$—	$1,063.06	$950.48	$—	$950.48	11.84%	11.84%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$—	$—	$—	$13,460	$(13,460)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$17,635	$(17,635)	$—	(100.00)%	—%
Hotel net income (loss)	$31	$(31)	$—	$2,674	$(2,674)	$—	(98.84)%	—%
Hotel net income (loss) margin	—%		—%	15.16%		—%	—%	—%
Hotel EBITDA	$31	$(31)	$—	$6,114	$(6,114)	$—	(99.49)%	—%
Hotel EBITDA margin	—%		—%	34.67%		—%	—%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$201.53	$201.53	$—	—%	—%
Occupancy	—%	—%	—%	72.12%	72.12%	—%	—%	—%
ADR	$—	$—	$—	$279.45	$279.45	$—	—%	—%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$30,957	$—	$30,957	$26,515	$—	$26,515	16.75%	16.75%
Total hotel revenue	$48,686	$—	$48,686	$41,863	$—	$41,863	16.30%	16.30%
Hotel net income (loss)	$11,740	$—	$11,740	$11,014	$—	$11,014	6.59%	6.59%
Hotel net income (loss) margin	24.11%		24.11%	26.31%		26.31%	(2.20)%	(2.20)%
Hotel EBITDA	$16,036	$—	$16,036	$13,462	$—	$13,462	19.12%	19.12%
Hotel EBITDA margin	32.94%		32.94%	32.16%		32.16%	0.78%	0.78%
Selected Operating Information:
RevPAR	$950.17	$—	$950.17	$813.85	$—	$813.85	16.75%	16.75%
Occupancy	74.05%	—%	74.05%	69.58%	—%	69.58%	6.42%	6.42%
ADR	$1,283.12	$—	$1,283.12	$1,169.72	$—	$1,169.72	9.69%	9.69%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$5,588	$—	$5,588	$4,790	$—	$4,790	16.66%	16.66%
Total hotel revenue	$6,949	$—	$6,949	$6,431	$—	$6,431	8.05%	8.05%
Hotel net income (loss)	$(4,953)	$—	$(4,953)	$(2,538)	$—	$(2,538)	(95.15)%	(95.15)%
Hotel net income (loss) margin	(71.28)%		(71.28)%	(39.47)%		(39.47)%	(31.81)%	(31.81)%
Hotel EBITDA	$(799)	$—	$(799)	$(705)	$—	$(705)	(13.33)%	(13.33)%
Hotel EBITDA margin	(11.50)%		(11.50)%	(10.96)%		(10.96)%	(0.54)%	(0.54)%
Selected Operating Information:
RevPAR	$217.93	$—	$217.93	$185.02	$—	$185.02	17.79%	17.79%
Occupancy	58.60%	—%	58.60%	67.90%	—%	67.90%	(13.70)%	(13.70)%
ADR	$371.88	$—	$371.88	$272.50	$—	$272.50	36.47%	36.47%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$40,455	$—	$40,455	$34,935	$—	$34,935	15.80%	15.80%
Total hotel revenue	$60,256	$—	$60,256	$50,839	$—	$50,839	18.52%	18.52%
Hotel net income (loss)	$15,225	$—	$15,225	$8,680	$—	$8,680	75.40%	75.40%
Hotel net income (loss) margin	25.27%		25.27%	17.07%		17.07%	8.20%	8.20%
Hotel EBITDA	$20,462	$—	$20,462	$15,089	$—	$15,089	35.61%	35.61%
Hotel EBITDA margin	33.96%		33.96%	29.68%		29.68%	4.28%	4.28%
Selected Operating Information:
RevPAR	$2,108.64	$—	$2,108.64	$1,820.81	$—	$1,820.81	15.81%	15.81%
Occupancy	71.24%	—%	71.24%	66.66%	—%	66.66%	6.87%	6.87%
ADR	$2,959.93	$—	$2,959.93	$2,731.35	$—	$2,731.35	8.37%	8.37%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$25,681	$—	$25,681	$24,046	$—	$24,046	6.80%	6.80%
Total hotel revenue	$46,345	$—	$46,345	$45,166	$—	$45,166	2.61%	2.61%
Hotel net income (loss)	$5,199	$—	$5,199	$5,602	$—	$5,602	(7.19)%	(7.19)%
Hotel net income (loss) margin	11.22%		11.22%	12.40%		12.40%	(1.18)%	(1.18)%
Hotel EBITDA	$17,397	$—	$17,397	$17,101	$—	$17,101	1.73%	1.73%
Hotel EBITDA margin	37.54%		37.54%	37.86%		37.86%	(0.32)%	(0.32)%
Selected Operating Information:
RevPAR	$675.64	$—	$675.64	$632.62	$—	$632.62	6.80%	6.80%
Occupancy	60.36%	—%	60.36%	65.51%	—%	65.51%	(7.86)%	(7.86)%
ADR	$1,119.29	$—	$1,119.29	$965.74	$—	$965.74	15.90%	15.90%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$179,426	$(13,801)	$165,625	$163,930	$(15,294)	$148,636	9.45%	11.43%
Total hotel revenue	$304,331	$(24,503)	$279,828	$281,938	$(26,918)	$255,020	7.94%	9.73%
Hotel net income (loss)	$76,560	$(20,250)	$56,310	$46,622	$(2,271)	$44,351	64.21%	26.96%
Hotel net income (loss) margin	25.16%		20.12%	16.54%		17.39%	8.62%	2.73%
Hotel EBITDA	$101,890	$(8,454)	$93,436	$87,980	$(8,006)	$79,974	15.81%	16.83%
Hotel EBITDA margin	33.48%		33.39%	31.21%		31.36%	2.27%	2.03%
Selected Operating Information:
RevPAR	$709.80	$493.15	$736.76	$631.14	$437.81	$661.18	12.46%	11.43%
Occupancy	66.15%	57.77%	67.20%	64.38%	53.48%	66.07%	2.75%	1.71%
ADR	$1,072.94	$853.69	$1,096.40	$980.34	$818.61	$1,000.68	9.45%	9.57%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$56,148	$—	$56,148	$86,209	$(32,115)	$54,094	(34.87)%	3.80%
Total hotel revenue	$79,433	$—	$79,433	$116,414	$(39,655)	$76,759	(31.77)%	3.48%
Hotel net income (loss)	$2,426	$(16)	$2,410	$6,189	$(5,136)	$1,053	(60.80)%	128.87%
Hotel net income (loss) margin	3.05%		3.03%	5.32%		1.37%	(2.27)%	1.66%
Hotel EBITDA	$21,525	$(31)	$21,494	$30,554	$(11,639)	$18,915	(29.55)%	13.63%
Hotel EBITDA margin	27.10%		27.06%	26.25%		24.64%	0.85%	2.42%
Selected Operating Information:
RevPAR	$192.12	$—	$192.12	$198.87	$227.77	$184.94	(3.39)%	3.88%
Occupancy	68.94%	—%	68.94%	70.54%	71.62%	70.02%	(2.27)%	(1.54)%
ADR	$278.69	$—	$278.69	$281.93	$318.04	$264.12	(1.15)%	5.52%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$235,574	$(13,801)	$221,773	$250,139	$(47,409)	$202,730	(5.82)%	9.39%
Total hotel revenue	$383,764	$(24,503)	$359,261	$398,352	$(66,573)	$331,779	(3.66)%	8.28%
Hotel net income (loss)	$78,986	$(20,266)	$58,720	$52,811	$(7,407)	$45,404	49.56%	29.33%
Hotel net income (loss) margin	20.58%		16.34%	13.26%		13.69%	7.32%	2.65%
Hotel EBITDA	$123,415	$(8,485)	$114,930	$118,534	$(19,645)	$98,889	4.12%	16.22%
Hotel EBITDA margin	32.16%		31.99%	29.76%		29.81%	2.40%	2.18%
Selected Operating Information:
RevPAR	$432.22	$(493.15)	$428.92	$360.83	$(269.48)	$391.90	19.78%	9.45%
Occupancy	67.65%	(57.77)%	68.18%	68.23%	(68.02)%	68.31%	(0.85)%	(0.19)%
ADR	$638.93	$(853.69)	$629.09	$528.83	$(396.19)	$573.75	20.82%	9.65%
NOTES:
(1)    The above comparable information assumes the 12 hotel properties owned and included in the Company's operations at June 30, 2026, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Resort properties include: Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(4)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, Cameo Beverly Hills
(5)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$40,428	$—	$40,428
Total hotel revenue	$63,930	$—	$63,930
Hotel net income	$(4,478)	$—	$(4,478)
Hotel net income margin	(7.00)%		(7.00)%
Hotel EBITDA	$15,875	$—	$15,875
Hotel EBITDA margin	24.83%		24.83%
Selected Operating Information:
RevPAR	$198.14	$—	$198.14
Occupancy	74.03%	—%	74.03%
ADR	$267.64	$—	$267.64

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$—	$—	$—
Total hotel revenue	$—	$—	$—
Hotel net income	$1,230	$(1,230)	$—
Hotel net income margin	—%		—%
Hotel EBITDA	$1,460	$(1,460)	$—
Hotel EBITDA margin	—%		—%
Selected Operating Information:
RevPAR	$—	$—	$—
Occupancy	—%	—%	—%
ADR	$—	$—	$—

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$28,675	$—	$28,675
Total hotel revenue	$38,323	$—	$38,323
Hotel net income	$(26,045)	$—	$(26,045)
Hotel net income margin	(67.96)%		(67.96)%
Hotel EBITDA	$8,919	$—	$8,919
Hotel EBITDA margin	23.27%		23.27%
Selected Operating Information:
RevPAR	$189.31	$—	$189.31
Occupancy	69.88%	—%	69.88%
ADR	$270.89	$—	$270.89

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$16,042	$—	$16,042
Total hotel revenue	$21,976	$—	$21,976
Hotel net income	$(6,729)	$—	$(6,729)
Hotel net income margin	(30.62)%		(30.62)%
Hotel EBITDA	$5,553	$—	$5,553
Hotel EBITDA margin	25.27%		25.27%
Selected Operating Information:
RevPAR	$676.18	$—	$676.18
Occupancy	66.05%	—%	66.05%
ADR	$1,023.77	$—	$1,023.77

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$24,765	$—	$24,765
Total hotel revenue	$32,794	$—	$32,794
Hotel net income	$14,389	$—	$14,389
Hotel net income margin	43.88%		43.88%
Hotel EBITDA	$15,983	$—	$15,983
Hotel EBITDA margin	48.74%		48.74%
Selected Operating Information:
RevPAR	$477.81	$—	$477.81
Occupancy	78.17%	—%	78.17%
ADR	$611.25	$—	$611.25

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$10,595	$—	$10,595
Total hotel revenue	$13,990	$—	$13,990
Hotel net income	$(14,910)	$—	$(14,910)
Hotel net income margin	(106.58)%		(106.58)%
Hotel EBITDA	$3,611	$—	$3,611
Hotel EBITDA margin	25.81%		25.81%
Selected Operating Information:
RevPAR	$362.82	$—	$362.82
Occupancy	54.88%	—%	54.88%
ADR	$661.06	$—	$661.06

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$21,410	$(21,410)	$—
Total hotel revenue	$43,078	$(43,078)	$—
Hotel net income	$16,382	$(16,382)	$—
Hotel net income margin	38.03%		—%
Hotel EBITDA	$11,138	$(11,138)	$—
Hotel EBITDA margin	25.86%		—%
Selected Operating Information:
RevPAR	$337.18	$337.18	$337.18
Occupancy	48.21%	48.21%	48.21%
ADR	$699.36	$699.36	$699.36

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$28,658	$—	$28,658
Total hotel revenue	$38,523	$—	$38,523
Hotel net income	$6,966	$—	$6,966
Hotel net income margin	18.08%		18.08%
Hotel EBITDA	$12,444	$—	$12,444
Hotel EBITDA margin	32.30%		32.30%
Selected Operating Information:
RevPAR	$157.34	$—	$157.34
Occupancy	65.00%	—%	65.00%
ADR	$242.07	$—	$242.07

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026
THE CLANCY
Selected Financial Information:
Rooms revenue	$13,177	$(13,177)	$—
Total hotel revenue	$15,536	$(15,536)	$—
Hotel net income	$43,614	$(43,614)	$—
Hotel net income margin	280.73%		—%
Hotel EBITDA	$3,713	$(3,713)	$—
Hotel EBITDA margin	23.90%		—%
Selected Operating Information:
RevPAR	$251.18	$251.18	$—
Occupancy	74.27%	74.27%	—%
ADR	$338.22	$338.22	$—

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$40,000	$—	$40,000
Total hotel revenue	$100,448	$—	$100,448
Hotel net income	$18,768	$—	$18,768
Hotel net income margin	18.68%		18.68%
Hotel EBITDA	$28,165	$—	$28,165
Hotel EBITDA margin	28.04%		28.04%
Selected Operating Information:
RevPAR	$397.05	$—	$397.05
Occupancy	68.24%	—%	68.24%
ADR	$581.88	$—	$581.88

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$29,900	$—	$29,900
Total hotel revenue	$54,650	$—	$54,650
Hotel net income	$(7,841)	$—	$(7,841)
Hotel net income margin	(14.35)%		(14.35)%
Hotel EBITDA	$7,553	$—	$7,553
Hotel EBITDA margin	13.82%		13.82%
Selected Operating Information:
RevPAR	$447.65	$—	$447.65
Occupancy	49.45%	—%	49.45%
ADR	$905.28	$—	$905.28

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$4,982	$(4,982)	$—
Total hotel revenue	$6,133	$(6,133)	$—
Hotel net income	$43,235	$(43,235)	$—
Hotel net income margin	704.96%		—%
Hotel EBITDA	$2,790	$(2,790)	$—
Hotel EBITDA margin	45.49%		—%
Selected Operating Information:
RevPAR	$365.41	$365.41	$—
Occupancy	88.50%	88.50%	—%
ADR	$412.89	$412.89	$—

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$46,651	$—	$46,651
Total hotel revenue	$74,752	$—	$74,752
Hotel net income	$12,551	$—	$12,551
Hotel net income margin	16.79%		16.79%
Hotel EBITDA	$19,277	$—	$19,277
Hotel EBITDA margin	25.79%		25.79%
Selected Operating Information:
RevPAR	$710.05	$—	$710.05
Occupancy	62.81%	—%	62.81%
ADR	$1,130.40	$—	$1,130.40

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$8,493	$—	$8,493
Total hotel revenue	$10,698	$—	$10,698
Hotel net income	$(10,839)	$—	$(10,839)
Hotel net income margin	(101.32)%		(101.32)%
Hotel EBITDA	$(4,058)	$—	$(4,058)
Hotel EBITDA margin	(37.93)%		(37.93)%
Selected Operating Information:
RevPAR	$163.48	$—	$163.48
Occupancy	47.97%	—%	47.97%
ADR	$340.79	$—	$340.79

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$66,801	$—	$66,801
Total hotel revenue	$100,540	$—	$100,540
Hotel net income	$16,874	$—	$16,874
Hotel net income margin	16.78%		16.78%
Hotel EBITDA	$27,878	$—	$27,878
Hotel EBITDA margin	27.73%		27.73%
Selected Operating Information:
RevPAR	$1,726.55	$—	$1,726.55
Occupancy	65.42%	—%	65.42%
ADR	$2,639.08	$—	$2,639.08

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$41,664	$—	$41,664
Total hotel revenue	$80,453	$—	$80,453
Hotel net income (loss)	$3,088	$—	$3,088
Hotel net income (loss) margin	3.84%		3.84%
Hotel EBITDA	$28,316	$—	$28,316
Hotel EBITDA margin	35.20%		35.20%
Selected Operating Information:
RevPAR	$543.56	$—	$543.56
Occupancy	57.66%	—%	57.66%
ADR	$942.61	$—	$942.61

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$297,828	$(21,410)	$276,418
Total hotel revenue	$522,681	$(43,078)	$479,603
Hotel net income	$53,802	$(17,612)	$36,190
Hotel net income margin	10.29%		7.55%
Hotel EBITDA	$148,934	$(12,598)	$136,336
Hotel EBITDA margin	28.49%		28.43%
Selected Operating Information:
RevPAR	$576.26	$337.18	$609.74
Occupancy	61.02%	48.21%	62.82%
ADR	$944.35	$699.36	$970.69

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$124,413	$(18,159)	$106,254
Total hotel revenue	$173,143	$(21,669)	$151,474
Hotel net income	$52,453	$(86,849)	$(34,396)
Hotel net income margin	30.29%		(22.71)%
Hotel EBITDA	$39,683	$(6,503)	$33,180
Hotel EBITDA margin	22.92%		21.90%
Selected Operating Information:
RevPAR	$189.75	$274.74	$180.22
Occupancy	68.82%	77.20%	67.88%
ADR	$275.71	$355.88	$265.49

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$422,241	$(39,569)	$382,672
Total hotel revenue	$695,824	$(64,747)	$631,077
Hotel net income	$106,255	$(104,461)	$1,794
Hotel net income margin	15.27%		0.28%
Hotel EBITDA	$188,617	$(19,101)	$169,516
Hotel EBITDA margin	27.11%		26.86%
Selected Operating Information:
RevPAR	$360.11	$305.34	$366.92
Occupancy	65.38%	63.00%	65.68%
ADR	$550.78	$484.67	$558.66
NOTES:
(1)    The above comparable information assumes the 12 hotel properties owned and included in the Company's operations at June 30, 2026, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Resort properties include: Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(4)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, Cameo Beverly Hills
(5)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026	2026	2026	2026	2025	2025	2025	2025	2025	2025
	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter
Total hotel revenue	$172,138	$(2,728)	$169,410	$211,626	$(21,775)	$189,851	$167,475	$(14,169)	$153,306	$144,585	$(26,075)	$118,510
Hotel net income (loss)	$34,753	$(14,670)	$20,083	$44,233	$(5,596)	$38,637	$(6,496)	$(40,173)	$(46,669)	$33,765	$(44,022)	$(10,257)
Hotel net income (loss) margin	20.19%		11.85%	20.90%		20.35%	(3.88)%		(30.44)%	23.35%		(8.65)%
Hotel EBITDA	$47,952	$455	$48,407	$75,463	$(8,940)	$66,523	$39,640	$(2,273)	$37,367	$25,562	$(8,343)	$17,219
Hotel EBITDA margin	27.86%		28.57%	35.66%		35.04%	23.67%		24.37%	17.68%		14.53%

Hotel net income (loss) % of total TTM	32.7%		1,119.4%	41.6%		2,153.7%	(6.1)%		(2,601.4)%	31.8%		(571.7)%
EBITDA % of total TTM	25.4%		28.5%	40.0%		39.2%	21.0%		22.0%	13.6%		10.3%

JV interests in Hotel net income (loss)	$—	$—	$—	$—	$—	$—	$10	$(21)	$(11)	$(452)	$(297)	$(749)
JV interests in EBITDA	$—	$—	$—	$—	$—	$—	$857	$(18)	$839	$937	$(346)	$591

	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026
	TTM	TTM	TTM
Total hotel revenue	$695,824	$(64,747)	$631,077
Hotel net income (loss)	$106,255	$(104,461)	$1,794
Hotel net income (loss) margin	15.27%		0.28%
Hotel EBITDA	$188,617	$(19,101)	$169,516
Hotel EBITDA margin	27.11%		26.86%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$(442)	$(318)	$(760)
JV interests in EBITDA	$1,794	$(364)	$1,430
NOTES:
(1)    The above comparable information assumes the 12 hotel properties owned and included in the Company's operations at June 30, 2026, were owned as of the beginning of each of the periods presented.
(2)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
June 30, 2026
(in thousands, except share price)
(unaudited)

June 30, 2026
Common stock shares outstanding	68,679
Partnership units outstanding (common stock equivalents)	4,592
Combined common stock shares and partnership units outstanding	73,271
Common stock price	$2.16
Market capitalization	$158,265
Series B cumulative convertible preferred stock	$76,950
Series D cumulative preferred stock	$40,000
Series E redeemable preferred stock	$215,936
Series M redeemable preferred stock	$32,803
Indebtedness	$950,915
Net working capital (see below)	$(30,591)
Total enterprise value (TEV)	$1,444,278

Cash and cash equivalents	$97,670
Restricted cash	$53,733
Accounts receivable, net	$30,645
Inventory	$4,397
Prepaid expenses	$5,246
Due from third-party hotel managers, net	$18,714
Total current assets	$210,405

Accounts payable, net & accrued expenses	$119,949
Redeemable preferred stock redemptions payable	$54,760
Dividends and distributions payable	$3,807
Due to affiliates, net	$1,298
Total current liabilities	$179,814

Net working capital *	$30,591
The table does not include $5.4 million of indebtedness and approximately $0.5 million in cash related to the consolidation of a joint venture.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2026
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Estimated	Estimated
Sofitel Chicago Magnificent Mile	415				x
Total		0	0	0	1
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2026 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2026	2026	2025	2025	June 30, 2026
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Net income (loss)	$34,753	$44,233	$(6,496)	$33,765	$106,255
Non-property adjustments	(17,393)	(46)	12,472	(40,584)	(45,551)
Interest income	(254)	(240)	(292)	(400)	(1,186)
Interest expense	6,668	7,103	7,587	7,693	29,051
Amortization of loan costs	379	390	623	529	1,921
Depreciation and amortization	21,433	22,579	22,659	23,164	89,835
Income tax expense (benefit)	1,132	797	1,442	(1)	3,370
Non-hotel EBITDA ownership expense	1,234	647	1,645	1,396	4,922
Hotel EBITDA including amounts attributable to noncontrolling interest	47,952	75,463	39,640	25,562	188,617
Non-comparable adjustments	455	(8,940)	(2,273)	(8,343)	(19,101)
Comparable hotel EBITDA	$48,407	$66,523	$37,367	$17,219	$169,516

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2026
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$1,633	$—	$2,556	$1,131	$3,912	$1,012	$14,657	$3,910	$(18)	$6,677	$(4,772)	$31	$2,178	$(1,899)	$4,482	$(737)	$34,753	$(27,811)	$6,942
Non-property adjustments	2	—	—	—	—	—	(17,398)	—	3	—	—	—	—	—	—	—	(17,393)	17,393	—
Interest income	(48)	—	(3)	—	—	—	—	(33)	—	(40)	(3)	—	(71)	—	(15)	(41)	(254)	254	—
Interest expense	2,067	—	—	—	—	—	702	—	—	119	757	—	—	—	—	3,023	6,668	11,402	18,070
Amortization of loan cost	158	—	—	—	—	—	—	—	—	—	—	—	—	—	—	221	379	2,064	2,443
Depreciation and amortization	2,721	—	1,111	784	359	740	1,243	1,331	—	1,881	2,678	—	1,460	2,027	2,194	2,904	21,433	—	21,433
Income tax expense (benefit)	88	—	—	—	—	—	—	6	—	—	—	—	727	—	311	—	1,132	1,349	2,481
Non-hotel EBITDA ownership expense	—	—	167	111	8	12	310	(1)	15	(280)	222	—	584	45	17	24	1,234	(1,234)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,621	—	3,831	2,026	4,279	1,764	(486)	5,213	—	8,357	(1,118)	31	4,878	173	6,989	5,394	47,952	3,417	51,369
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$6,621	$—	$3,831	$2,026	$4,279	$1,764	$(486)	$5,213	$—	$8,357	$(1,118)	$31	$4,878	$173	$6,989	$5,394	$47,952	$3,417	$51,369
Non-comparable adjustments	—	—	—	—	—	—	486	—	—	—	—	(31)	—	—	—	—	455
Comparable hotel EBITDA	$6,621	$—	$3,831	$2,026	$4,279	$1,764	$—	$5,213	$—	$8,357	$(1,118)	$—	$4,878	$173	$6,989	$5,394	$48,407
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$—	$—	$2,026	$4,279	$1,764	$(486)	$—	$—	$8,357	$(1,118)	$—	$4,878	$—	$6,989	$5,394	$32,083
Non-comparable adjustments	—	—	—	—	—	—	486	—	—	—	—	—	—	—	—	—	486
Comparable hotel EBITDA	$—	$—	$—	$2,026	$4,279	$1,764	$—	$—	$—	$8,357	$(1,118)	$—	$4,878	$—	$6,989	$5,394	$32,569
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,621	$—	$3,831	$—	$—	$—	$—	$5,213	$—	$—	$—	$31	$—	$173	$—	$—	$15,869
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	(31)	—	—	—	—	(31)
Comparable hotel EBITDA	$6,621	$—	$3,831	$—	$—	$—	$—	$5,213	$—	$—	$—	$—	$—	$173	$—	$—	$15,838

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended June 30, 2026
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$6,621	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,621
JPMorgan Chase (see footnote 3)	—	—	3,831	—	—	—	—	5,213	—	—	—	—	—	—	6,989	—	16,033
BAML (see footnote 4)	—	—	—	2,026	4,279	1,764	—	—	—	8,357	—	—	4,878	—	—	—	21,304
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(1,118)	—	—	—	—	—	(1,118)
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,394	5,394
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	173	—	—	173
Total	$6,621	$—	$3,831	$2,026	$4,279	$1,764	$—	$5,213	$—	$8,357	$(1,118)	$—	$4,878	$173	$6,989	$5,394	$48,407
NOTES:
(1)    The above comparable information assumes the 12 hotel properties owned and included in the Company's operations at June 30, 2026, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota. On July 14, 2026, this mortgage loan was paid down $232.8 million in conjunction with the sales of Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2026
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(1,225)	$—	$275	$(569)	$6,051	$(1,106)	$5,593	$214	$3	$9,791	$2,019	$—	$9,562	$(3,054)	$10,743	$5,936	$44,233	$(26,199)	$18,034
Non-property adjustments	(43)	—	—	—	—	—	—	—	(3)	—	—	—	—	—	—	—	(46)	46	—
Interest income	(42)	—	(1)	—	—	—	—	(30)	—	(45)	(2)	—	(70)	—	(13)	(37)	(240)	240	—
Interest expense	2,055	—	—	—	—	—	1,154	—	—	135	752	—	—	—	—	3,007	7,103	11,683	18,786
Amortization of loan cost	154	—	—	—	—	—	—	—	—	—	20	—	—	—	—	216	390	2,019	2,409
Depreciation and amortization	2,759	—	1,094	787	376	764	2,190	1,404	—	2,143	2,716	—	1,448	1,863	2,154	2,881	22,579	—	22,579
Income tax expense (benefit)	—	—	—	—	—	—	—	4	—	—	—	—	214	—	579	—	797	620	1,417
Non-hotel EBITDA ownership expense	1	—	8	117	6	19	3	1	—	(15)	274	—	4	219	10	—	647	(647)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,659	—	1,376	335	6,433	(323)	8,940	1,593	—	12,009	5,779	—	11,158	(972)	13,473	12,003	75,463	(12,238)	63,225
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	31	31
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$3,659	$—	$1,376	$335	$6,433	$(323)	$8,940	$1,593	$—	$12,009	$5,779	$—	$11,158	$(972)	$13,473	$12,003	$75,463	$(12,207)	$63,256
Non-comparable adjustments	—	—	—	—	—	—	(8,940)	—	—	—	—	—	—	—	—	—	(8,940)
Comparable hotel EBITDA	$3,659	$—	$1,376	$335	$6,433	$(323)	$—	$1,593	$—	$12,009	$5,779	$—	$11,158	$(972)	$13,473	$12,003	$66,523
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$—	$—	$335	$6,433	$(323)	$8,940	$—	$—	$12,009	$5,779	$—	$11,158	$—	$13,473	$12,003	$69,807
Non-comparable adjustments	—	—	—	—	—	—	(8,940)	—	—	—	—	—	—	—	—	—	(8,940)
Comparable hotel EBITDA	$—	$—	$—	$335	$6,433	$(323)	$—	$—	$—	$12,009	$5,779	$—	$11,158	$—	$13,473	$12,003	$60,867
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,659	$—	$1,376	$—	$—	$—	$—	$1,593	$—	$—	$—	$—	$—	$(972)	$—	$—	$5,656
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,659	$—	$1,376	$—	$—	$—	$—	$1,593	$—	$—	$—	$—	$—	$(972)	$—	$—	$5,656

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended March 31, 2026
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$3,659	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,659
JPMorgan Chase (see footnote 3)	—	—	1,376	—	—	—	—	1,593	—	—	—	—	—	—	13,473	—	16,442
BAML (see footnote 4)	—	—	—	335	6,433	(323)	—	—	—	12,009	—	—	11,158	—	—	—	29,612
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	5,779	—	—	—	—	—	5,779
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	12,003	12,003
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(972)	—	—	(972)
Total	$3,659	$—	$1,376	$335	$6,433	$(323)	$—	$1,593	$—	$12,009	$5,779	$—	$11,158	$(972)	$13,473	$12,003	$66,523
NOTES:
(1)    The above comparable information assumes the 12 hotel properties owned and included in the Company's operations at June 30, 2026, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota. On July 14, 2026, this mortgage loan was paid down $232.8 million in conjunction with the sales of Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(1,890)	$40	$(30,388)	$(8,458)	$3,286	$(15,353)	$(2,734)	$1,946	$42,776	$3,511	$(5,040)	$91	$2,542	$(3,635)	$3,299	$3,511	$(6,496)	$(30,468)	$(36,964)
Non-property adjustments	3	—	30,256	8,672	—	15,564	—	—	(41,730)	(129)	(67)	(97)	—	—	—	—	12,472	(12,472)	—
Interest income	(44)	(14)	(3)	—	—	—	—	(31)	(25)	(39)	(3)	—	(77)	—	(10)	(46)	(292)	292	—
Interest expense	2,191	—	—	—	—	—	1,237	—	—	135	804	—	—	—	—	3,220	7,587	12,943	20,530
Amortization of loan cost	150	—	—	—	—	—	—	—	—	—	58	—	—	—	—	415	623	2,010	2,633
Depreciation and amortization	2,805	—	1,084	766	379	721	2,165	1,391	509	2,171	2,772	—	1,448	1,447	2,130	2,871	22,659	—	22,659
Income tax expense (benefit)	8	—	—	—	—	—	—	63	—	—	—	—	(244)	—	1,615	—	1,442	63	1,505
Non-hotel EBITDA ownership expense	9	48	57	154	20	33	(26)	21	27	477	727	6	30	36	34	(8)	1,645	(1,645)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,232	74	1,006	1,134	3,685	965	642	3,390	1,557	6,126	(749)	—	3,699	(2,152)	7,068	9,963	39,640	(29,277)	10,363
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(839)	(18)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(857)	857	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	56	56
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$2,393	$56	$1,006	$1,134	$3,685	$965	$642	$3,390	$1,557	$6,126	$(749)	$—	$3,699	$(2,152)	$7,068	$9,963	$38,783	$(28,364)	$10,419
Non-comparable adjustments	—	(74)	—	—	—	—	(642)	—	(1,557)	—	—	—	—	—	—	—	(2,273)
Comparable hotel EBITDA	$3,232	$—	$1,006	$1,134	$3,685	$965	$—	$3,390	$—	$6,126	$(749)	$—	$3,699	$(2,152)	$7,068	$9,963	$37,367
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$74	$—	$1,134	$3,685	$965	$642	$—	$—	$6,126	$(749)	$—	$3,699	$—	$7,068	$9,963	$32,607
Non-comparable adjustments	—	(74)	—	—	—	—	(642)	—	—	—	—	—	—	—	—	—	(716)
Comparable hotel EBITDA	$—	$—	$—	$1,134	$3,685	$965	$—	$—	$—	$6,126	$(749)	$—	$3,699	$—	$7,068	$9,963	$31,891
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,232	$—	$1,006	$—	$—	$—	$—	$3,390	$1,557	$—	$—	$—	$—	$(2,152)	$—	$—	$7,033
Non-comparable adjustments	—	—	—	—	—	—	—	—	(1,557)	—	—	—	—	—	—	—	(1,557)
Comparable hotel EBITDA	$3,232	$—	$1,006	$—	$—	$—	$—	$3,390	$—	$—	$—	$—	$—	$(2,152)	$—	$—	$5,476

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended December 31, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$3,232	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,232
JPMorgan Chase (see footnote 3)	—	—	1,006	—	—	—	—	3,390	—	—	—	—	—	—	7,068	—	11,464
BAML (see footnote 4)	—	—	—	1,134	3,685	965	—	—	—	6,126	—	—	3,699	—	—	—	15,609
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(749)	—	—	—	—	—	(749)
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	9,963	9,963
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,152)	—	—	(2,152)
Total	$3,232	$—	$1,006	$1,134	$3,685	$965	$—	$3,390	$—	$6,126	$(749)	$—	$3,699	$(2,152)	$7,068	$9,963	$37,367
NOTES:
(1)    The above comparable information assumes the 12 hotel properties owned and included in the Company's operations at June 30, 2026, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota. On July 14, 2026, this mortgage loan was paid down $232.8 million in conjunction with the sales of Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(2,996)	$1,190	$1,512	$1,167	$1,140	$537	$(1,134)	$896	$853	$(1,211)	$(48)	$43,113	$(1,731)	$(2,251)	$(1,650)	$(5,622)	$33,765	$(29,042)	$4,723
Non-property adjustments	22	73	—	—	—	—	—	—	—	—	—	(41,043)	—	—	—	364	(40,584)	40,584	—
Interest income	(52)	(1)	(24)	—	—	—	—	(34)	(75)	(39)	(3)	(11)	(96)	—	(10)	(55)	(400)	400	—
Interest expense	2,282	—	—	—	—	—	1,295	—	—	135	840	8	—	—	—	3,133	7,693	14,769	22,462
Amortization of loan cost	147	—	—	—	35	—	—	—	—	—	38	—	—	—	—	309	529	2,197	2,726
Depreciation and amortization	2,819	—	1,095	766	401	656	1,859	1,380	1,372	2,308	2,487	672	1,384	1,106	2,069	2,790	23,164	—	23,164
Income tax expense (benefit)	73	—	—	—	—	—	—	5	—	—	—	—	(19)	—	(60)	—	(1)	(647)	(648)
Non-hotel EBITDA ownership expense	68	124	123	125	10	12	22	1	6	480	327	20	4	38	(1)	37	1,396	(1,396)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,363	1,386	2,706	2,058	1,586	1,205	2,042	2,248	2,156	1,673	3,641	2,759	(458)	(1,107)	348	956	25,562	26,865	52,427
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(590)	(347)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(937)	937	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$1,773	$1,039	$2,706	$2,058	$1,586	$1,205	$2,042	$2,248	$2,156	$1,673	$3,641	$2,759	$(458)	$(1,107)	$348	$956	$24,625	$27,802	$52,427
Non-comparable adjustments	—	(1,386)	—	—	—	—	(2,042)	—	(2,156)	—	—	(2,759)	—	—	—	—	(8,343)
Comparable hotel EBITDA	$2,363	$—	$2,706	$2,058	$1,586	$1,205	$—	$2,248	$—	$1,673	$3,641	$—	$(458)	$(1,107)	$348	$956	$17,219
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$1,386	$—	$2,058	$1,586	$1,205	$2,042	$—	$—	$1,673	$3,641	$—	$(458)	$—	$348	$956	$14,437
Non-comparable adjustments	—	(1,386)	—	—	—	—	(2,042)	—	—	—	—	—	—	—	—	—	(3,428)
Comparable hotel EBITDA	$—	$—	$—	$2,058	$1,586	$1,205	$—	$—	$—	$1,673	$3,641	$—	$(458)	$—	$348	$956	$11,009
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,363	$—	$2,706	$—	$—	$—	$—	$2,248	$2,156	$—	$—	$2,759	$—	$(1,107)	$—	$—	$11,125
Non-comparable adjustments	—	—	—	—	—	—	—	—	(2,156)	—	—	(2,759)	—	—	—	—	(4,915)
Comparable hotel EBITDA	$2,363	$—	$2,706	$—	$—	$—	$—	$2,248	$—	$—	$—	$—	$—	$(1,107)	$—	$—	$6,210

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended September 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$2,363	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,363
JPMorgan Chase (see footnote 3)	—	—	2,706	—	—	—	—	2,248	—	—	—	—	—	—	348	—	5,302
BAML (see footnote 4)	—	—	—	2,058	1,586	1,205	—	—	—	1,673	—	—	(458)	—	—	—	6,064
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	3,641	—	—	—	—	—	3,641
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	956	956
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,107)	—	—	(1,107)
Total	$2,363	$—	$2,706	$2,058	$1,586	$1,205	$—	$2,248	$—	$1,673	$3,641	$—	$(458)	$(1,107)	$348	$956	$17,219
NOTES:
(1)    The above comparable information assumes the 12 hotel properties owned and included in the Company's operations at June 30, 2026, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota. On July 14, 2026, this mortgage loan was paid down $232.8 million in conjunction with the sales of Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$418	$(18)	$3,772	$886	$2,921	$733	$(4,702)	$2,803	$1,022	$4,621	$(3,021)	$3,038	$3,115	$(1,161)	$1,460	$167	$16,054	$(22,895)	$(6,841)
Non-property adjustments	(23)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(23)	23	—
Interest income	(37)	(5)	(2)	—	—	—	—	(30)	(71)	(42)	(5)	(30)	(96)	—	(9)	(54)	(381)	381	—
Interest expense	2,257	—	—	—	—	—	1,281	—	—	135	831	20	—	—	—	2,857	7,381	15,293	22,674
Amortization of loan cost	143	—	—	—	34	—	—	—	—	—	31	—	—	—	—	253	461	2,226	2,687
Depreciation and amortization	2,835	—	1,106	734	401	596	1,588	1,339	1,547	2,023	2,562	1,715	1,359	833	2,004	2,718	23,360	—	23,360
Income tax expense (benefit)	(47)	—	—	—	—	—	—	6	—	—	—	—	(231)	—	62	—	(210)	(135)	(345)
Non-hotel EBITDA ownership expense	530	11	37	108	15	—	2	21	3	24	266	(2)	2	105	27	2	1,151	(1,151)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,076	(12)	4,913	1,728	3,371	1,329	(1,831)	4,139	2,501	6,761	664	4,741	4,149	(223)	3,544	5,943	47,793	(6,258)	41,535
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,520)	4	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,516)	1,516	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$4,556	$(8)	$4,913	$1,728	$3,371	$1,329	$(1,831)	$4,139	$2,501	$6,761	$664	$4,741	$4,149	$(223)	$3,544	$5,943	$46,277	$(4,742)	$41,535
Non-comparable adjustments	—	12	—	—	—	—	1,831	—	(2,501)	—	—	(4,741)	—	—	—	—	(5,399)
Comparable hotel EBITDA	$6,076	$—	$4,913	$1,728	$3,371	$1,329	$—	$4,139	$—	$6,761	$664	$—	$4,149	$(223)	$3,544	$5,943	$42,394
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$(12)	$—	$1,728	$3,371	$1,329	$(1,831)	$—	$—	$6,761	$664	$—	$4,149	$—	$3,544	$5,943	$25,646
Non-comparable adjustments	—	12	—	—	—	—	1,831	—	—	—	—	—	—	—	—	—	1,843
Comparable hotel EBITDA	$—	$—	$—	$1,728	$3,371	$1,329	$—	$—	$—	$6,761	$664	$—	$4,149	$—	$3,544	$5,943	$27,489
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,076	$—	$4,913	$—	$—	$—	$—	$4,139	$2,501	$—	$—	$4,741	$—	$(223)	$—	$—	$22,147
Non-comparable adjustments	—	—	—	—	—	—	—	—	(2,501)	—	—	(4,741)	—	—	—	—	(7,242)
Comparable hotel EBITDA	$6,076	$—	$4,913	$—	$—	$—	$—	$4,139	$—	$—	$—	$—	$—	$(223)	$—	$—	$14,905
NOTES:
(1)    The above comparable information assumes the 12 hotel properties owned and included in the Company's operations at June 30, 2026, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2026
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$408	$—	$2,831	$562	$9,963	$(94)	$20,250	$4,124	$(15)	$16,468	$(2,753)	$31	$11,740	$(4,953)	$15,225	$5,199	$78,986	$(54,010)	$24,976
Non-property adjustments	(41)	—	—	—	—	—	(17,398)	—	—	—	—	—	—	—	—	—	(17,439)	17,439	—
Interest income	(90)	—	(4)	—	—	—	—	(63)	—	(85)	(5)	—	(141)	—	(28)	(78)	(494)	494	—
Interest expense	4,122	—	—	—	—	—	1,856	—	—	254	1,509	—	—	—	—	6,030	13,771	23,085	36,856
Amortization of loan cost	312	—	—	—	—	—	—	—	—	—	20	—	—	—	—	437	769	4,083	4,852
Depreciation and amortization	5,480	—	2,205	1,571	735	1,504	3,433	2,735	—	4,024	5,394	—	2,908	3,890	4,348	5,785	44,012	—	44,012
Income tax expense (benefit)	88	—	—	—	—	—	—	10	—	—	—	—	941	—	890	—	1,929	1,969	3,898
Non-hotel EBITDA ownership expense	1	—	175	228	14	31	313	—	15	(295)	496	—	588	264	27	24	1,881	(1,881)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	10,280	—	5,207	2,361	10,712	1,441	8,454	6,806	—	20,366	4,661	31	16,036	(799)	20,462	17,397	123,415	(8,821)	114,594
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	31	31
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$10,280	$—	$5,207	$2,361	$10,712	$1,441	$8,454	$6,806	$—	$20,366	$4,661	$31	$16,036	$(799)	$20,462	$17,397	$123,415	$(8,790)	$114,625
Non-comparable adjustments	—	—	—	—	—	—	(8,454)	—	—	—	—	(31)	—	—	—	—	(8,485)
Comparable hotel EBITDA	$10,280	$—	$5,207	$2,361	$10,712	$1,441	$—	$6,806	$—	$20,366	$4,661	$—	$16,036	$(799)	$20,462	$17,397	$114,930
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$10,280	$—	$5,207	$2,361	$10,712	$1,441	$8,454	$6,806	$—	$20,366	$4,661	$31	$16,036	$(799)	$20,462	$17,397	$123,415
Non-comparable adjustments	—	—	—	—	—	—	(8,454)	—	—	—	—	(31)	—	—	—	—	(8,485)
Comparable hotel EBITDA	$10,280	$—	$5,207	$2,361	$10,712	$1,441	$—	$6,806	$—	$20,366	$4,661	$—	$16,036	$(799)	$20,462	$17,397	$114,930
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$—	$—	$2,361	$10,712	$1,441	$8,454	$—	$—	$20,366	$4,661	$—	$16,036	$—	$20,462	$17,397	$101,890
Non-comparable adjustments	—	—	—	—	—	—	(8,454)	—	—	—	—	—	—	—	—	—	(8,454)
Comparable hotel EBITDA	$—	$—	$—	$2,361	$10,712	$1,441	$—	$—	$—	$20,366	$4,661	$—	$16,036	$—	$20,462	$17,397	$93,436
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$10,280	$—	$5,207	$—	$—	$—	$—	$6,806	$—	$—	$—	$31	$—	$(799)	$—	$—	$21,525
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	(31)	—	—	—	—	(31)
Comparable hotel EBITDA	$10,280	$—	$5,207	$—	$—	$—	$—	$6,806	$—	$—	$—	$—	$—	$(799)	$—	$—	$21,494
NOTES:
(1)    The above comparable information assumes the 12 hotel properties owned and included in the Company's operations at June 30, 2026, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
None

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$164	$(114)	$215	$(269)	$8,043	$(279)	$2,385	$3,213	$2,462	$13,323	$(1,763)	$2,674	$11,014	$(2,538)	$8,678	$5,603	$52,811	$(48,980)	$3,831
Non-property adjustments	(20)	—	—	—	—	—	—	—	—	—	—	—	—	—	866	—	846	(846)	—
Interest income	(73)	(9)	(3)	—	—	—	—	(57)	(135)	(70)	(12)	(57)	(192)	—	(17)	(104)	(729)	729	—
Interest expense	4,490	—	—	—	—	—	2,548	—	—	286	1,687	40	—	—	1,031	5,684	15,766	29,603	45,369
Amortization of loan cost	283	—	—	—	68	—	—	—	—	—	62	—	—	—	135	501	1,049	3,770	4,819
Depreciation and amortization	5,863	—	2,223	1,472	808	1,163	3,104	2,629	3,193	4,001	5,129	3,447	2,747	1,567	3,998	5,411	46,755	—	46,755
Income tax expense (benefit)	50	—	—	—	—	—	—	11	—	—	—	—	(112)	—	367	—	316	806	1,122
Non-hotel EBITDA ownership expense	510	53	73	306	38	2	39	49	5	(226)	553	10	5	266	31	6	1,720	(1,720)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	11,267	(70)	2,508	1,509	8,957	886	8,076	5,845	5,525	17,314	5,656	6,114	13,462	(705)	15,089	17,101	118,534	(16,638)	101,896
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(2,818)	18	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,800)	2,800	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$8,449	$(52)	$2,508	$1,509	$8,957	$886	$8,076	$5,845	$5,525	$17,314	$5,656	$6,114	$13,462	$(705)	$15,089	$17,101	$115,734	$(13,838)	$101,896
Non-comparable adjustments	—	70	—	—	—	—	(8,076)	—	(5,525)	—	—	(6,114)	—	—	—	—	(19,645)
Comparable hotel EBITDA	$11,267	$—	$2,508	$1,509	$8,957	$886	$—	$5,845	$—	$17,314	$5,656	$—	$13,462	$(705)	$15,089	$17,101	$98,889
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$11,267	$(70)	$2,508	$1,509	$8,957	$886	$8,076	$5,845	$5,525	$17,314	$5,656	$6,114	$13,462	$(705)	$15,089	$17,101	$118,534
Non-comparable adjustments	—	70	—	—	—	—	(8,076)	—	(5,525)	—	—	(6,114)	—	—	—	—	(19,645)
Comparable hotel EBITDA	$11,267	$—	$2,508	$1,509	$8,957	$886	$—	$5,845	$—	$17,314	$5,656	$—	$13,462	$(705)	$15,089	$17,101	$98,889
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$(70)	$—	$1,509	$8,957	$886	$8,076	$—	$—	$17,314	$5,656	$—	$13,462	$—	$15,089	$17,101	$87,980
Non-comparable adjustments	—	70	—	—	—	—	(8,076)	—	—	—	—	—	—	—	—	—	(8,006)
Comparable hotel EBITDA	$—	$—	$—	$1,509	$8,957	$886	$—	$—	$—	$17,314	$5,656	$—	$13,462	$—	$15,089	$17,101	$79,974
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$11,267	$—	$2,508	$—	$—	$—	$—	$5,845	$5,525	$—	$—	$6,114	$—	$(705)	$—	$—	$30,554
Non-comparable adjustments	—	—	—	—	—	—	—	—	(5,525)	—	—	(6,114)	—	—	—	—	(11,639)
Comparable hotel EBITDA	$11,267	$—	$2,508	$—	$—	$—	$—	$5,845	$—	$—	$—	$—	$—	$(705)	$—	$—	$18,915
NOTES:
(1)    The above comparable information assumes the 12 hotel properties owned and included in the Company's operations at June 30, 2026, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
None